UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2024

SUTRO BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38662	47-0926186
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Oyster Point Blvd.

South San Francisco, California, 94080

(Address of principal executive offices) (Zip Code)

(650) 881-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	STRO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 29, 2024, Sutro Biopharma, Inc. (the “Company”) and Ipsen Pharma SAS (“Ipsen”) entered into an Exclusive License Agreement (the “License Agreement”) pursuant to which the Company will license to Ipsen, on an exclusive basis, the right to research, develop, manufacture and commercialize STRO-003. All capitalized terms herein have the definitions assigned to them in the License Agreement unless otherwise defined herein.

In consideration for the rights and licenses granted by the Company to Ipsen in the License Agreement, Ipsen will pay the Company (i) an upfront license fee in the amount of $50 million within thirty days after the effective date of the License Agreement and (ii) Ipsen Biopharmaceuticals, Inc. (USA) (the “Investor”), a fully-owned Affiliate of Ipsen, agreed to purchase 4,827,373 shares of the Company’s common stock (the “Company Share Issuance”) for $25 million, at a price per share representing a 17% premium to the volume weighted average price (“VWAP”) of the Company’s common stock for the twenty trading day period prior to the parties’ execution of the License Agreement, in accordance with the terms set forth in a certain investment agreement by and between the Company and the Investor dated March 29, 2024 (the “Investment Agreement”) and attached as Appendix B to the License Agreement.

Further, pursuant to the License Agreement, upon the occurrence of a specified developmental milestone according to a specified timetable, the Company will receive a payment of up to $7 million and Ipsen is obligated to purchase up to an additional $10 million in shares of the Company’s common stock at a price per share representing a 17% premium to the VWAP of the Company’s common stock for the twenty trading day period prior to such milestone achievement, in accordance with the terms set forth in the Investment Agreement. The Company is also eligible to receive up to an additional $447 million in developmental and regulatory milestones, assuming multiple indications, and up to $360 million in sales milestones as well as tiered royalty payments ranging from low double digit to mid-teen digit percentages of annual net sales of STRO-003, subject to certain adjustments specified in the License Agreement.

The royalty payment obligations under the License Agreement expire on a country-by-country basis no earlier than ten years following the first commercial sale of STRO-003 in the applicable country. Ipsen may terminate the License Agreement for convenience with sixty calendar days prior written notice or for certain other specified reasons. The Company may terminate the License Agreement if Ipsen or any of its Affiliates challenge the validity of any patents controlled by the Company that are licensed under the agreement. Both Ipsen and the Company may terminate the License Agreement (i) for material breach by the other party and a failure to cure such breach within the time period specified in the License Agreement or (ii) the other party’s bankruptcy event.

The above description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024.

Item 3.02.	Unregistered Sales of Equity Securities

The description of the Investment Agreement and the Company Share Issuance thereunder set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The Company Share Issuance is being made in a private placement that is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01.	Regulation FD Disclosure

On April 1, 2024, the Company issued a press release announcing the entry into the License Agreement with Ipsen, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, the Company’s entry into the exclusive global licensing agreement with Ipsen and potential benefits of such agreement, including potential future payments thereunder, anticipated preclinical and clinical development activities, potential benefits of luvelta and the Company’s other product candidates and platform; potential expansion into other indications and combinations, including the timing and development activities related to such expansion; and potential market opportunities for luvelta and the Company’s other product candidates. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the Company’s ability to advance its product candidates, the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates and the Company’s ability to successfully leverage Fast Track designation, the market size for the Company’s product candidates to be smaller than anticipated, clinical trial sites, supply chain and manufacturing facilities, the Company’s ability to maintain and recognize the benefits of certain designations received by product candidates, the timing and results of preclinical and clinical trials, the Company’s ability to fund development activities and achieve development goals, the Company’s ability to protect intellectual property, the value of the Company’s holdings of Vaxcyte common stock, and the Company’s commercial collaborations with third parties and other risks and uncertainties described under the heading “Risk Factors” in documents the Company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, regarding the License Agreement, dated April 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutro Biopharma, Inc.

Date:	April 2, 2024	By:	/s/ Edward C. Albini
Edward C. Albini Chief Financial Officer